EXHIBIT 99.1

Alignment Healthcare Reports Third Quarter 2023 Results; Exceeds Guidance Across All Key Financial Metrics

  Reports $456.7 million in total revenue, up 26.7% year-over-year
  Medicare Advantage enrollment increases to approximately 115,600 members, up 18% year-over-year
  Outperforms on four key performance indicators: membership, revenue, adjusted gross profit and adjusted EBITDA
  Raises year-end health plan membership outlook to 117,600-118,600, indicating 20% growth year-over-year at the midpoint of the outlook range
  Earns high performance and quality ratings from Centers for Medicare & Medicaid Services, with more than 90% of company’s Medicare Advantage members in plans rated 4-stars or higher for 2024

ORANGE, Calif., Nov. 02, 2023 (GLOBE NEWSWIRE) -- Alignment Healthcare, Inc. (NASDAQ: ALHC), today reported financial results for its third quarter ended Sept. 30, 2023.

“Alignment Healthcare’s third quarter results show we're doing Medicare Advantage (MA) right,” said John Kao, founder and CEO. “It’s more than just numbers – it's about service, quality and advocacy, backed by seven consecutive years of our largest MA contract achieving at least 4- out of 5-stars.”

Third Quarter 2023 Financial Highlights
All comparisons, unless otherwise noted, are to the three months ended Sept. 30, 2022.

  Health plan membership at the end of the quarter was approximately 115,600, up 18.0% year over year
  Total revenue was $456.7 million, up 26.7% year over year
  Health plan premium revenue of $450.2 million represented 25.1% growth year over year
  Adjusted gross profit was $60.6 million and loss from operations was ($29.8) million
    Adjusted gross profit excludes depreciation and amortization of $5.5 million and selling, general, and administrative expenses of $83.1 million (which includes $11.8 million of equity-based compensation). Adjusted gross profit also excludes an additional $1.7 million of equity-based compensation recorded within medical expenses
    Medical benefits ratio based on adjusted gross profit was 86.7%
  Adjusted EBITDA was ($8.4) million and net loss was ($35.1) million

Adjusted Gross Profit is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
(dollars in thousands)
Loss from operations	$(29,756)	$(33,410)	$(85,904)	$(76,533)
Add back:
Equity-based compensation (medical expenses)	1,733	1,912	6,024	6,751
Depreciation (medical expenses)	64	57	194	149
Depreciation and amortization	5,497	4,456	15,613	12,586
Selling, general, and administrative expenses	83,089	76,452	223,696	212,418
Total add back	90,383	82,877	245,527	231,904
Adjusted gross profit	$60,627	$49,467	$159,623	$155,371
Medical benefit ratio	86.7%	86.3%	88.2%	85.5%

Adjusted EBITDA is reconciled as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
(dollars in thousands)
Net loss	$(35,077)	$(40,247)	$(100,942)	$(92,644)
Less: Net loss attributable to noncontrolling interest	30	—	134	—
Add back:
Interest expense	5,466	4,605	15,747	13,496
Depreciation and amortization	5,561	4,513	15,807	12,735
Income taxes	-	167	2	167
EBITDA	(24,020)	(30,962)	(69,252)	(66,246)
Equity-based compensation(1)	13,569	18,687	51,183	58,833
Reorganization and transaction-related expenses(2)	—	579	—	579
Acquisition expenses(3)	81	7	761	1,066
Litigation costs and settlement (4)	1,950	—	1,950	—
(Gain) loss on sublease(5)	—	—	(289)	509
Loss on extinguishment of debt	—	2,196	—	2,196
Adjusted EBITDA	$(8,420)	$(9,493)	$(15,647)	$(3,063)

(1) Represents equity-based compensation related to grants made in the applicable year, as well as equity-based compensation related to the timing of the IPO, which includes previously issued stock appreciation rights ("SARs") liability awards, modifications related to transaction vesting units, and grants made in conjunction with the IPO.

(2) Represents legal, professional, accounting and other advisory fees related to a secondary offering that are considered non-recurring and non-capitalizable.

(3) Represents acquisition-related fees, such as legal and advisory fees, that are non-capitalizable.

(4) Represents (a) $0.1 million in legal fees and a $0.9 million reserve for settlement related to a wage and hour class action lawsuit and (b) $0.9 million in legal fees related to legal action initiated by the Company seeking injunctive relief prohibiting member solicitation in violation of CMS regulations. Refer to Note 12, "Commitments and Contingencies" in our condensed consolidated financial statements for more information regarding certain related litigation. Costs reflected consist of litigation costs considered outside of the ordinary course of business based on the following considerations which we assess regularly: (i) the frequency of similar cases that have been brought to date, or are expected to be brought within two years, (ii) complexity of the case, (iii) nature of the remedies sought, (iv) litigation posture of the Company, (v) counterparty involved, and (vi) the Company's overall litigation strategy.

(5) Represents gain or loss related to right of use ("ROU") assets that were subleased in the respective period.

Outlook for Fourth Quarter and Fiscal Year 2023

	Three Months Ending December 31, 2023		Twelve Months Ending December 31, 2023
$ Millions	Low	High	Low	High
Health Plan Membership	117,600	118,600	117,600	118,600
Revenue	$422	$442	$1,780	$1,800
Adjusted Gross Profit[1]	$46	$54	$206	$214
Adjusted EBITDA[2]	($18)	($10)	($34)	($26)

_______________________

  Adjusted gross profit is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses. We cannot reconcile our estimated ranges for adjusted gross profit to loss from operations, the most directly comparable GAAP measure, and cannot provide estimated ranges for loss from operations, without unreasonable efforts because of the uncertainty around certain items that may impact loss from operations, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.
  Adjusted EBITDA is a non-GAAP financial measure that is presented as supplemental disclosure, that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, acquisition expenses, certain litigation costs and settlements, gains or losses from subleases and equity-based compensation expense. We cannot reconcile our estimated ranges for Adjusted EBITDA to net loss, the most directly comparable GAAP measure, and cannot provide estimated ranges for net loss, without unreasonable efforts because of the uncertainty around certain items that may impact net loss, including equity-based compensation expense and depreciation and amortization, that are not within our control or cannot be reasonably predicted.

Conference Call Details
The company will host a conference call at 5:30 p.m. EDT today to discuss these results and management’s outlook for future financial and operational performance. A live audio webcast will be available online at https://ir.alignmenthealth.com/. At the start of the conference call, participants may access the webcast at the following link: https://edge.media-server.com/mmc/p/wsums52s. A replay of the call will be available via webcast for on-demand listening shortly after the completion of the call, at the same web links, and will remain available for approximately 12 months.

About Alignment Health
Alignment Health is championing a new path in senior care that empowers members to age well and live their most vibrant lives. A consumer brand name of Alignment Healthcare (NASDAQ: ALHC), Alignment Health offers more than 40 benefits-rich, value-driven Medicare Advantage plans that serve 52 counties across six states. The company partners with nationally recognized and trusted local providers to deliver coordinated care, powered by its customized care model, 24/7 concierge care team and purpose-built technology, AVAⓇ. Based in California, the company’s mission-focused team makes high-quality, low-cost care a reality for members every day. As it expands its offerings and grows its national footprint, Alignment upholds its core values of leading with a serving heart and putting the senior first. For more information, visit www.alignmenthealth.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and our financial outlook for the quarter and year ending December 31, 2023. Forward-looking statements are subject to risks and uncertainties and are based on assumptions that may prove to be inaccurate, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Important risks and uncertainties that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to attract new members and enter new markets, including the need for certain governmental approvals; our ability to maintain a high rating for our plans on the Five Star Quality Rating System; our ability to develop and maintain satisfactory relationships with care providers that service our members; risks associated with being a government contractor; changes in laws and regulations applicable to our business model; risks related to our indebtedness, including the potential for rising interest rates; changes in market or industry conditions and receptivity to our technology and services; results of litigation or a security incident; the impact of shortages of qualified personnel and related increases in our labor costs; and the impact of COVID-19 on our business and results of operation. For a detailed discussion of the risk factors that could affect our actual results, please refer to the risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2022, and the other periodic reports we file with the SEC. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update or revise this information unless required by law.

Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)
(Unaudited)

	September 30, 2023	December 31, 2022
Assets
Current Assets:
Cash and cash equivalents	$391,643	$409,549
Accounts receivable (less allowance for credit losses of $91 at September 30, 2023 and $0 at December 31, 2022, respectively)	105,523	92,890
Short-term investments	123,926	—
Prepaid expenses and other current assets	45,878	42,107
Total current assets	666,970	544,546
Property and equipment, net	47,162	37,169
Right of use asset, net	10,472	5,825
Goodwill and intangible assets, net	40,106	40,288
Other assets	6,082	6,035
Total assets	$770,792	$633,863
Liabilities and Stockholders' Equity
Current Liabilities:
Medical expenses payable	$203,435	$170,135
Accounts payable and accrued expenses	25,356	31,980
Deferred premium revenue	146,342	308
Accrued compensation	35,141	27,538
Total current liabilities	410,274	229,961
Long-term debt, net of debt issuance costs	161,595	160,902
Long-term portion of lease liabilities	9,318	3,698
Total liabilities	581,187	394,561
Commitments and Contingencies
Stockholders' Equity:
Preferred stock, $.001 par value; 100,000,000 and 100,000,000 shares authorized as of September 30, 2023 and December 31, 2022, respectively; no shares issued and outstanding as of September 30, 2023 and December 31, 2022	—	—
Common stock, $.001 par value; 1,000,000,000 shares authorized as of September 30, 2023 and December 31, 2022; 188,911,520 and 187,280,015 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	189	187
Additional paid-in capital	1,021,363	970,180
Accumulated deficit	(833,049)	(732,241)
Total Alignment Healthcare, Inc. stockholders' equity	188,503	238,126
Noncontrolling interest	1,102	1,176
Total stockholders' equity	189,605	239,302
Total liabilities and stockholders' equity	$770,792	$633,863

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Earned premiums	$450,235	$359,978	$1,341,924	$1,071,450
Other	6,474	370	16,319	898
Total revenues	456,709	360,348	1,358,243	1,072,348
Expenses:
Medical expenses	397,879	312,850	1,204,838	923,877
Selling, general, and administrative expenses	83,089	76,452	223,696	212,418
Depreciation and amortization	5,497	4,456	15,613	12,586
Total expenses	486,465	393,758	1,444,147	1,148,881
Loss from operations	(29,756)	(33,410)	(85,904)	(76,533)
Other expenses:
Interest expense	5,466	4,605	15,747	13,496
Other expenses (income)	(145)	(131)	(711)	252
Loss on extinguishment of debt	—	2,196	—	2,196
Total other expenses	5,321	6,670	15,036	15,944
Loss before income taxes	(35,077)	(40,080)	(100,940)	(92,477)
Provision for income taxes	—	167	2	167
Net loss	$(35,077)	$(40,247)	$(100,942)	$(92,644)
Less: Net loss attributable to noncontrolling interest	30	—	134	—
Net loss attributable to Alignment Healthcare, Inc.	$(35,047)	$(40,247)	$(100,808)	$(92,644)
Total weighted-average common shares outstanding - basic and diluted	187,328,318	182,123,363	185,493,345	180,765,300
Net loss per share - basic and diluted	$(0.19)	$(0.22)	$(0.54)	$(0.51)

Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Nine Months Ended September 30,
	2023	2022
Operating Activities:
Net loss	$(100,942)	$(92,644)
Adjustments to reconcile net loss to net cash provided by operating activities:
Provision for credit loss	91	150
(Gain) loss on sublease	(289)	510
Depreciation and amortization	15,807	12,735
Amortization-investment discount	(3,349)	(8)
Amortization-debt issuance costs	1,037	1,616
Amortization of payment-in-kind interest	—	2,943
Equity-based compensation	51,183	58,833
Non-cash lease expense	1,653	2,151
Loss on extinguishment of debt	—	2,196
Changes in operating assets and liabilities:
Accounts receivable	(12,724)	(29,840)
Prepaid expenses and other current assets	(3,771)	(8,742)
Other assets	(119)	(137)
Medical expenses payable	33,299	45,509
Accounts payable and accrued expenses	(4,613)	2,030
Deferred premium revenue	146,034	116,298
Accrued compensation	7,604	7,484
Lease liabilities	(2,622)	(3,126)
Payment-in-kind interest	—	(14,122)
Net cash provided by operating activities	128,279	103,836
Investing Activities:
Purchase of business, net of cash received	—	(2,393)
Purchase of investments	(281,582)	(2,825)
Sale of investments	160,735	2,425
Acquisition of property and equipment	(25,398)	(17,317)
Net cash used in investing activities	(146,245)	(20,110)
Financing Activities:
Repurchase of noncontrolling interest	—	(100)
Issuance of long-term debt	—	165,000
Debt issuance costs	—	(4,601)
Repayment of long-term debt	—	(143,179)
Contributions from noncontrolling interest holders	60	—
Net cash provided by financing activities	60	17,120
Net decrease in cash	(17,906)	100,846
Cash, cash equivalents and restricted cash at beginning of period	411,299	468,350
Cash, cash equivalents and restricted cash at end of period	$393,393	$569,196
Supplemental disclosure of cash flow information:
Cash paid for interest	$13,943	$22,447
Supplemental non-cash investing and financing activities:
Acquisition of property in accounts payable	$117	$290
Purchase of business in accounts payable	$—	$375

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets to the total above:

	September 30, 2023	September 30, 2022
Cash and cash equivalents	$391,643	$567,446
Restricted cash in other assets	1,750	1,750
Total	$393,393	$569,196

Non-GAAP Financial Measures

Certain of these financial measures are considered “non-GAAP” financial measures within the meaning of Item 10 of Regulation S-K promulgated by the SEC. We believe that non-GAAP financial measures provide an additional way of viewing aspects of our operations that, when viewed with the GAAP results, provide a more complete understanding of our results of operations and the factors and trends affecting our business. These non-GAAP financial measures are also used by our management to evaluate financial results and to plan and forecast future periods. However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may differ from the non-GAAP measures used by other companies, including our competitors. To supplement our consolidated financial statements presented on a GAAP basis, we disclose the following non-GAAP measures: Medical Benefits Ratio, Adjusted EBITDA and Adjusted Gross Profit as these are performance measures that our management uses to assess our operating performance. Because these measures facilitate internal comparisons of our historical operating performance on a more consistent basis, we use these measures for business planning purposes and in evaluating acquisition opportunities.

Adjusted EBITDA

Adjusted EBITDA is a non-GAAP financial measure that we define as net loss before interest expense, income taxes, depreciation and amortization expense, reorganization and transaction-related expenses, acquisition expenses, certain litigation costs and settlements, gains or losses on subleases and equity-based compensation expense.

Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA in lieu of net loss, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term Adjusted EBITDA may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Medical Benefits Ratio (MBR)

We calculate our MBR by dividing total medical expenses, excluding depreciation and equity-based compensation, by total revenues in a given period.

Adjusted Gross Profit

Adjusted gross profit is a non-GAAP financial measure that we define as loss from operations before depreciation and amortization, clinical equity-based compensation expense, and selling, general, and administrative expenses.

Adjusted gross profit should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of adjusted gross profit in lieu of loss from operations, which is the most directly comparable financial measure calculated in accordance with GAAP.

Our use of the term adjusted gross profit may vary from the use of similar terms by other companies in our industry and accordingly may not be comparable to similarly titled measures used by other companies.

Investor Contact
Harrison Zhuo
hzhuo@ahcusa.com

Media Contact
Maggie Habib
mPR, Inc. for Alignment Health
alignment@mpublicrelations.com